Exhibit 99.1 NASDAQ: ISTR 1

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to, among other things, www.investarbank.com future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative NASDAQ: ISTR version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations by the Company We encourage everyone to visit the will be achieved. Such forward-looking statements are subject to various risks and uncertainties and Investors Section of our website at assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the www.investarbank.com, where we Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. The Company does not undertake any obligation to publicly update have posted additional important or review any forward-looking statement, whether as a result of new information, future developments or information such as press releases otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or and SEC filings. more of which could materially affect the outcome of future events: • business and economic conditions generally and in the financial services industry in particular, whether nationally, regionally or in the markets in which we operate; We intend to use our website to • our ability to achieve organic loan and deposit growth, and the composition of that growth; expedite public access to time-critical • our ability to integrate and achieve anticipated cost savings from our acquisitions; • changes (or the lack of changes) in interest rates, yield curves and interest rate spread relationships that information regarding the Company affect our loan and deposit pricing; • the extent of continuing client demand for the high level of personalized service that is a key element of in advance of or in lieu of distributing our banking approach as well as our ability to execute our strategy generally; a press release or a filing with the SEC • our dependence on our management team, and our ability to attract and retain qualified personnel; • changes in the quality or composition of our loan or investment portfolios, including adverse disclosing the same information. developments in borrower industries or in the repayment ability of individual borrowers; • inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; • the concentration of our business within our geographic areas of operation in Louisiana and Texas; and • concentration of credit exposure. These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. “Risk Factors” and Item 7. “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission. 2

COMPANY PROFILE AS OF JUNE 30, 2019 Market Data Q2 Financial Highlights Shares Outstanding 9,937,752 Assets $2.0 billion Market Cap $237.0 million Net Loans $1.5 billion Price per Share $23.85 Deposits $1.6 billion Dividend Yield 0.91% Tangible Equity(1) $179.1 million Price/ Tangible Book Value 132.4% TE/TA(1) 9.09% Price/LTM EPS $14.37 Net Income $4.9 million ROAA 1.01% Core ROAA(1) 0.98% ROAE 9.70% NPAs/Assets 0.36% Net Interest Margin 3.59% Cost of Funds 1.67% (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 3

SENIOR MANAGEMENT John J. D’Angelo, • Founding President and Chief Executive Officer President & CEO • New Orleans native; graduate of Louisiana State University • Prior to founding Investar, Mr. D’Angelo was president and director of Aegis Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia • Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank (the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge Parish, Louisiana, market • Current ownership of 1.9% Christopher L. Hufft, • Joined the Bank in February 2014 as Chief Accounting Officer, and assumed the role of Chief Financial Officer Chief Financial Officer in October of 2015. • Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of Accounting at Amedisys, Inc., a publicly-traded home health and hospice company • Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately-held clients in the banking, healthcare and manufacturing sectors • B.S. Accounting – Louisiana State University Travis M. Lavergne, • Served as Executive Vice President and Chief Credit Officer since March, 2013 and Chief Chief Credit Officer Risk Management Officer since joining in July 2012 • Prior to joining the Bank, Mr. Lavergne was a Senior Examiner at the Louisiana Office of Financial Institutions from September 2005 to July 2012 • B.S. Finance – Louisiana State University • M.B.A. Southeastern Louisiana University 4

ACCOMPLISHMENTS SINCE IPO Since IPO in June 2014, Investar has experienced significant progress: Further Established in Four Key Louisiana Markets Shifted from Consumer Loans to C&I and CRE Focus Maintained High Quality Organic Loan Growth Transitioned from Transactional Banking to Relationship Banking Continued to Add Experienced Bankers in Key Areas Completed Acquisitions on July 1, 2017, December 1, 2017, and March 1, 2019 5

INVESTAR TIMELINE 2018 Opened additional branch in our Baton Rouge market 2019 2014 Acquired Completed Mainland Bank initial public $1,997 offering 2012 Entered the New $1,786 Orleans market $1,623 2006 $1,159 Chartered with $1,032 an initial capitalization $879 of $10.1 million $635 $375 $279 $209 $143 $174 $30 $66 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2 2019 2017 2011 2013 Acquired Acquired South Entered the Citizens Louisiana Lafayette market Bancshares Business Bank Acquired First Community Bank Acquired BOJ Bancshares, Inc. Note: Bank level data shown for 2006 through 2012 (holding company incorporated in 2013) 6

INVESTAR SNAPSHOT

Company overview

- Chartered as a de novo commercial bank in June 2006 by John J. D'Angelo, the current President and Chief Executive Officer
- Completed initial public offering of 3.3 million shares in July 2014, generating net proceeds of $41.7 million
- Headquartered in Baton Rouge, LA, ISTR offers a wide range of commercial banking products to meet the needs of small to medium-sized businesses
- Completed acquisitions of Citizens Bancshares, Inc. ("Citizens") on July 1, 2017, BOJ Bancshares, Inc. ("BOJ") on December 31, 2017, and Mainland Bank on March 1, 2019
- ISTR currently operates 24 full service banking offices, including the 3 branch locations acquired from Citizens, 5 branch locations acquired from BOJ, and 3 branch locations acquired from Mainland Bank located throughout its primary markets in south Louisiana and Texas
- Experienced management team that has generated strong organic growth complemented by four successful acquisitions since 2011
- Strong capital position and disciplined credit philosophy
- ISTR had 283 full-time equivalent employees as of June 30, 2019

Financial highlights

	As of and for the Year Ended			
(dollars in millions)	2016	2017	2018	Q2 2019
Balance Sheet				
Total Assets	$ 1,159	$ 1,623	$ 1,786	$ 1,997
Gross Loans	894	1,259	1,401	1,543
Total Deposits	908	1,225	1,362	1,552
Total Equity	113	173	182	205
Profitability				
ROAA	0.71 %	0.62 %	0.81 %	1.01 %
Net Interest Margin	3.32	3.39	3.61	3.59
Efficiency Ratio[1]	66.25	69.80	67.89	63.93
Capital				
TCE/TA	9.48 %	9.53 %	9.20 %	9.09 %
Total Risk-Based Ratio	12.47	14.22	13.46	12.56
Asset Quality				
NPAs / Loans & OREO	0.67 %	0.60 %	0.68 %	0.47 %
NCOs / Avg Loans	0.14	0.07	0.08	0.01
NPLs / Loans	0.22	0.29	0.42	0.37


Nacogdoches
LOUISIANA
Houston
New Orleans

Note: Dollars in millions, unless noted otherwise

(1) Efficiency ratio represents noninterest expenses divided by the sum of net interest income (before provision for loan losses) and noninterest income

7

ATTRACTIVE MARKETS

- ***Baton Rouge MSA***
  - Louisiana's second largest market by deposits and the state capital, which includes major industrial, medical, research, motion picture, and growing technology centers
- ***Hammond MSA***
  - Commercial hub of a large agricultural segment of Louisiana, bedroom community of New Orleans, and home to Southeastern Louisiana University with 8.24% household income growth projected from 2019 to 2024
- ***Lafayette MSA***
  - Louisiana's third largest city by population and deposits with 2.79% population growth projected from 2019 to 2024
- ***New Orleans MSA***
  - Louisiana's largest city by population and deposits and a hub of hospitality, healthcare, universities, and energy

Louisiana Deposit Market Share

Rank	Institution (ST)	Branches	Deposits in Market ($000)	Market Share (%)
1	Capital One Financial Corp.	121	17,319,189	16.98
2	JPMorgan Chase & Co.	128	17,047,173	16.71
3	Hancock Whitney Corp.	111	12,903,568	12.65
4	IBERIABANK Corp.	63	7,841,287	7.69
5	Regions Financial Corp.	99	7,285,163	7.14
6	Origin Bancorp Inc.	21	1,840,250	1.80
7	Home Bancorp Inc.	35	1,642,421	1.61
8	Business First Bancshares Inc.	24	1,593,684	1.56
9	Red River Bancshares Inc.	23	1,576,929	1.55
10	BancorpSouth Bank	29	1,490,853	1.46
11	Gulf Coast Bank and Trust Co.	20	1,465,117	1.44
12	First Guaranty Bancshares Inc.	22	1,418,590	1.39
13	MidSouth Bancorp Inc.	32	1,330,361	1.30
14	**Investar Holding Corp.**	**22**	**1,231,743**	**1.21**
15	Pedestal Bancshares Inc.	24	1,010,447	0.99
16	CB&T Holding Corp.	3	865,175	0.85
17	First Trust Corp.	12	801,265	0.79
18	Citizens National Bancshares Bossier Inc.	12	792,334	0.78
19	One American Corp.	25	765,099	0.75
20	Sabine Bancshares Inc.	47	737,071	0.72
	Total For Institutions In Market	**1,451**	**102,022,809**	

Market Share Opportunity


ISTR
3.5%
Small & Mid-size Banks
37.1%
Large Banks
59.4%

Baton Rouge:
Total Deposits: $20.5 Billion


ISTR
2.7%
Large Banks
20.5%
Small & Mid-size Banks
76.8%

Hammond:
Total Deposits: $1.9 Billion


ISTR
1.2%
Large Banks
22.0%
Small & Mid-size Banks
76.8%

Lafayette:
Total Deposits: $11.4 Billion


ISTR
0.3%
Small & Mid-size Banks
48.4%
Large Banks
51.2%

New Orleans:
Total Deposits: $34.1 Billion

Notes: Large banks defined as having over $50 billion in assets
Sources: S&P Global Market Intelligence; FDIC; Deposit data as of June 30, 2018

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OPPORTUNISTIC ACQUISITIONS COMPLETED Branch map South Louisiana Business Bank • Announced: June 2011 • Closed: October 2011 • 1 Branch in Prairieville, LA • $31.5 million in gross loans and $38.6 million in deposits¹ First Community Bank • Announced: January 2013 • Closed: May 2013 • 2 Branches – Hammond and Mandeville, LA • $77.5 million in gross loans and $86.5 million in deposits¹ Citizens Bancshares, Inc. • Announced: March 2017 • Closed: July 2017 • Pricing: 128% of TBV, 100% cash • 3 Branches – Evangeline Parish, LA • $129.2 million in gross loans and $212.2 million in deposits¹ BOJ Bancshares, Inc. • Announced: August 2017 • Closed: December 2017 • Pricing: 132% of TBV; 80% stock, 20% cash • 5 Branches – East Baton Rouge Parishes, East Feliciana Parishes, and West Feliciana Parishes, LA • $102.4 million in gross loans and $125.8 million in deposits¹ Mainland Bank • Announced: October 2018 • Closed: March 2019 • 3 Branches – Texas City, Houston, and Dickinson, TX • Pricing – 100% stock • $82.4 million in gross loans and $107.6 million in deposits1 (1) Based on fair values at time of closing 9

OPPORTUNISTIC ACQUISITIONS ANNOUNCED Investar Holding Corporation (24) Bank of York (2) HTH Branch Acquisition (2) HTH branches in Alice and Victoria, Texas Bank of York, York, Alabama • Announced: August 2019 • Announced: July 2019 • Target closing date in Q1 2020 • Target closing date in Q4 2019 • 2 Branches – Alice and Victoria, TX • $15 million cash • Pricing – 100% stock • 2 Branches – York and Livingston, AL and an LPO in Tuscaloosa, AL • $52 million in gross loans and $42 million in deposits1 • $46 million in gross loans and $82 million in deposits¹ (1) Based on estimates at June 30, 2019 10

Total Assets (in millions) 81 1,997 1,786 1,623 1,159 1,032 2015 2016 2017 2018 Q2 2019 Assets Held for Sale *Represents the compounded annual growth rate for the five years ended December 31, 2018 11

TotalTotal Loans (in millions) 10.2% 11.3% 40.9% 19.9%* 81 1,543 1,401 1,259 893 745 2015 2016 2017 2018 Q2 2019 Loans Held for Sale * Growth % excludes Loans HFS 12

LOAN COMPOSITION 2017 2018 Q2 2019 Increase/(Decrease) (dollars in thousands) Amount % Amount % Amount % Amount % Mortgage loans on real estate Construction and land development $ 157,667 12.5% $ 157,946 11.3% $ 167,232 10.8% $ 9,286 5.9% 1-4 Family 276,922 22.0 287,137 20.5 305,512 19.8 18,375 6.4 Multifamily 51,283 4.1 50,501 3.6 56,081 3.6 5,580 11.0 Farmland 23,838 1.9 21,356 1.5 25,203 1.6 3,847 18.0 Commercial real estate Owner-occupied 272,433 21.6 298,222 21.3 339,130 22.0 40,908 13.7 Nonowner-occupied 264,931 21.0 328,782 23.5 338,426 21.9 9,644 2.9 Commercial and industrial 135,392 10.8 210,924 15.1 276,902 17.9 65,978 31.3 Consumer 76,313 6.1 45,957 3.3 34,855 2.3 (11,102) (24.2) Total loans $ 1,258,779 100.0% $ 1,400,825 100.0% $ 1,543,341 100.0% $ 142,516 10.2% 13

LOAN COMPOSITION June 30, 2019 Consumer 2% Construction & land development C&I 11% 18% CRE 44% Residential/Farmland 25% Total Loans: $1.5 billion YTD Yield on loans: 5.28% 50% of CRE is owner-occupied 14

LOAN COMPOSITION Business Lending Portfolio1 Health Care and Construction Social Assistance 7% 14% Other Industries less than 5% 18% Retail Trade 13% Real Estate and Rental and Leasing 16% Wholesale Trade Professional, Scientific, & 13% Technical 11% Manufacturing 8% Total Business Lending Portfolio1: $616 million (1) Business lending portfolio includes owner-occupied CRE and C&I loans as of June 30, 2019 15

CREDIT METRICS NPAs / Total Loans + OREO 2.00% 1.33% 0.97% 1.00% 0.84% 0.79% 0.77% 0.67% 0.68% 0.60% 0.42% 0.47% 0.00% 2015 2016 2017 2018 Q2 2019 Investar Peers¹ NCOs / Average Loans 0.20% 0.14% 0.12% 0.11% 0.10% 0.10% 0.08% 0.08% 0.07% 0.07% 0.05% 0.01% 0.00% 2015 2016 2017 2018 Q2 2019 Investar Peers¹ (1) Peer group consists of UBPR peers produced by the FFIEC and defined by a combination of asset size, number of branches and location in a Metropolitan Statistical Area. 16

DISCIPLINED LENDING Reserves / Total Loans 1.00% At June 30, 2019: 0.82% 0.79% • Reserves / Total Loans: 0.64% 0.80% 0.67% 0.63% 0.64% 0.60% 0.40% 2015 2016 2017 2018 Q2 2019 Reserves / NPLs Provision Expense / NCOs 600% 6.0x 5.1x 500% 5.0x 3.9x 400% 356% 4.0x 300% 3.0x 2.6x 254% 2.2x 214% 1.8x 200% 159% 173% 2.0x 100% 1.0x 0% 0.0x 2015 2016 2017 2018 Q2 2019 2015 2016 2017 2018 Q2 2019 17

DEPOSIT COMPOSITION AND GROWTH Deposit Composition ¹ ($1.6 billion) Noninterest-bearing demand deposits 19% CDs 41% Interest-bearing demand deposits 22% Savings Money market 7% 11% Cost of interest-bearing deposits: 1.46% Target: 20% of total deposits are noninterest-bearing Growth in noninterest-bearing deposits • Treasury Management • Small Business Banking 2019: 33.1% • Focus on Relationship Banking 2018: 0.4% • Strategic Acquisitions 2017: 99.8% 2016: 19.9% (1) As of June 30, 2018 18

DEPOSIT COMPOSITION AND GROWTH Total Deposits $1,600 $1,552 $1,400 $1,362 $1,200 $1,225 $1,000 $908 $800 TotalDeposits ($ millions) $737 $600 $400 $200 2015 2016 2017 2018 Q2 2019 *Represents the compounded annual growth rate for the five years ended December 31, 2018 19

FINANCIAL HIGHLIGHTS

Amounts in thousands, except share data	Year Ended December 31, 2016	2017	2018	Q2 2019
Financial Highlights				
Total Assets	$ 1,158,960	$ 1,622,734	$ 1,786,469	$ 1,996,641
Gross Loans	893,846	1,258,779	1,400,825	1,543,308
Total Deposits	907,787	1,225,237	1,361,731	1,552,218
Total Stockholders' Equity	112,757	172,729	182,262	205,499
Shares Outstanding	7,101,851	9,514,926	9,484,219	9,937,752
Capital Ratios				
Tangible Equity / Tangible Assets(2)	9.48%	9.53%	9.20%	9.09%
Tier 1 Leverage Ratio	10.10%	10.66%	9.81%	9.59%
Total Capital Ratio	12.47%	14.22%	13.46%	12.57%
Asset Quality Ratios				
NPAs / Total Assets	0.52%	0.46%	0.54%	0.39%
NPLs / Loans	0.22%	0.29%	0.42%	0.40%
Loan Loss Reserves / Total Loans	0.79%	0.63%	0.67%	0.64%
Loan Loss Reserves / NPLs	356.2%	214.4%	158.9%	173.4%
NCOs / Avg Loans	0.14%	0.07%	0.08%	0.01%
Performance Ratios				
Net Income	$ 7,880	$ 8,202	$ 13,606	$ 4,934
ROAE	6.99%	5.65%	7.68%	9.70%
ROAA	0.71%	0.62%	0.81%	1.01%
Core ROAA(2)	0.64%	0.69%	0.95%	0.98%
Net Interest Margin	3.32%	3.39%	3.61%	3.59%
Efficiency Ratio(3)	66.25%	69.80%	67.89%	63.93%
Per Share Data				
Tangible Book Value per Share(2)	$ 15.42	$ 16.06	$ 17.13	$ 18.02
Diluted Earnings per Share	$ 1.10	$ 0.96	$ 1.39	$ 0.48

(1) Gross loans includes loans held for sale (HFS)
(2) Non-GAAP financial measure. See non-GAAP financial measures slides.
(3) Efficiency ratio represents noninterest expense divided by the sum of net interest income (before provision for loan losses) and noninterest income.

20

PERFORMANCE METRICS Net Interest Margin 4.00% 3.61% 3.61% 3.59% 3.00% 3.32% 3.39% Margin(%) 2.00% Interest Net 1.00% 0.00% 2015 2016 2017 2018 Q2 2019 Core Return on Average Assets 1.20% 1.00% 1 0.95% 0.98% 0.80% 0.76% 0.60% 0.65% 0.69% Core ROAA (%) ROAA Core 0.40% 0.20% 0.00% 2015 2016 2017 2018 Q2 2019 (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 21

PERFORMANCE METRICS Expense Ratios 100.0% 4.00% 2.97% 1 90.0% 3.00% 2.48% 2.41% 2.43% 2.37% 80.0% 2.00% 70.0% Avg. Assets Assets Avg. (%) Core Efficiency Ratio Efficiency Ratio Core (%) 68.9% 67.6% 66.2% 65.0% 1.00% Noninterest / Expense 60.0% 63.8% 50.0% 0.00% 2015 2016 2017 2018 Q2 2019 December 31, 2015 2016 2017 2018 Q2 2019 Employees 165 152 258 255 283 Locations 11 10 20 21 24 (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 22

PROFITABILITY Net Income and Diluted Earnings Per Share $6,000 $0.41 $0.48 $0.50 $0.39 $0.40 $0.34 $5,000 $0.30 $4,934 $4,000 $4,047 $3,917 $0.10 perShare (Thousands) $3,820 $3,000 $3,337 Income -$0.10 Net Net $2,000 Diluted Diluted Earnings -$0.30 $1,000 $0 -$0.50 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Core Diluted Earnings Per Share1 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 $0.40 $0.41 $0.45 $0.46 $0.47 (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 23

INVESTMENT OPPORTUNITY 1 Management • Legacy team with proven industry expertise tied to the Southern Louisiana region • Continue to add experienced bankers in new and existing markets 2 Market • Southern Louisiana focus with complementary new market expansion 3 Growth • Leverage existing infrastructure in core markets • Limited de novo branching • Opportunistic, disciplined acquisition strategy • Focus on relationship banking 4 Asset Quality • Loan portfolio diversity • Disciplined credit philosophy – legacy delinquencies less than 1% 5 Profitability • Expected to increase as investment in infrastructure has already been made 24

APPENDIX 25

NON-GAAP FINANCIAL MEASURES

Tangible equity, tangible book value per share, and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures. Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total stockholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names. The following table reconciles, as of the dates set forth below, stockholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	December 31,				
Dollar values in thousands except per share amounts	2015	2016	2017	2018	Q2 2019
Total Stockholders' Equity - GAAP	$ 109,350	$ 112,757	$ 172,729	$ 182,262	$ 205,499
Adjustments					
Goodwill	2,684	2,684	17,086	17,424	21,978
Other Intangibles	491	550	2,840	2,363	4,431
Tangible Equity	$ 106,175	$ 109,523	$ 152,803	$ 162,475	$ 179,090
Total Assets - GAAP	$ 1,031,555	$ 1,158,960	$ 1,622,734	$ 1,786,469	$ 1,996,642
Adjustments					
Goodwill	2,684	2,684	17,086	17,424	21,978
Other Intangibles	491	550	2,840	2,363	4,431
Tangible Assets	$ 1,028,380	$ 1,155,726	$ 1,602,808	$ 1,766,682	$ 1,970,233
Total Shares Outstanding					
Book Value Per Share	$ 15.05	$ 15.88	$ 18.15	$ 19.22	$ 20.04
Effect of Adjustment	(0.43)	(0.46)	(2.09)	(2.09)	(2.02)
Tangible Book Value Per Share	$ 14.62	$ 15.42	$ 16.06	$ 17.13	$ 18.02
Total Equity to Total Assets	10.60%	9.73%	10.64%	10.20%	10.29%
Effect of Adjustment	(0.28)	(0.25)	(1.11)	(1.00)	(1.19)
Tangible Equity to Tangible Assets	10.32%	9.48%	9.53%	9.20%	9.09%

26

NON-GAAP FINANCIAL MEASURES

INVESTAR HOLDING CORPORATION

Dollar values in thousands except per share amounts		December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2018	Q2 2019
Net interest income	(x)	$ 31,458	$ 34,739	$ 42,517	$ 57,370	$ 16,331
Provision for loan losses		1,865	2,079	1,540	2,570	369
Adjusted net interest income after provision for loan losses		29,593	32,660	40,977	54,800	15,962
Noninterest income	(v)	8,344	5,468	3,815	4,318	1,742
Gain on sale of investment securities, net		(489)	(443)	(292)	(14)	(227)
Loss (gain) on sale of other real estate owned, net		105	(13)	(27)	24	(13)
Gain on sale of fixed assets, net		(15)	(1,266)	(127)	(98)	11
Change in the fair value of equity securities		-	-	-	267	(57)
Core noninterest income	(y)	7,945	3,746	3,369	4,497	1,456
Noninterest expense	(w)	27,353	26,639	32,342	41,882	11,554
Severance		(226)	(26)	(82)	(293)	-
Acquisition expense		-	-	(1,868)	(1,445)	-
Non-routine legal expense		-	-	-	(89)	-
Impairment on investment in tax credit entity		(54)	-	-	-	-
Customer reimbursements		-	(584)	-	-	-
Write down of other real estate owned		-	-	-	(567)	-
Core noninterest expense	(z)	27,073	26,029	30,392	39,488	11,554
Core earnings before income tax expense		10,465	10,377	13,954	19,809	5,864
Core income tax expense		3,456	3,258	4,758	3,809	1,161
Core earnings		$ 7,009	$ 7,119	$ 9,196	$ 16,000	$ 4,703
Efficiency ratio	(w)/(x+v)	68.72%	66.25%	69.80%	67.89%	63.93%
Core Efficiency ratio	(z)/(x+y)	68.85%	67.63%	66.23%	63.83%	64.96%
Core ROAA		0.76%	0.65%	0.69%	0.95%	0.98%

27

NON-GAAP FINANCIAL MEASURES

Dollar values in thousands except per share amounts			Q2 2018		Q3 2018		Q4 2018		Q1 2019		Q2 2019
Net interest income	(a)	$	14,320	$	14,385	$	14,807	$	15,156	$	16,331
Provision for loan losses			567		785		593		265		369
Net interest income after provision for loan losses			13,753		13,600		14,214		14,891		15,962
Noninterest income	(b)		1,193		1,217		836		1,281		1,742
(Gain) loss on sale of investment securities, net			(22)		(15)		23		(2)		(227)
Loss (gain) on sale of other real estate owned, net			4		-		20		(5)		(13)
(Gain) loss on sale of fixed assets, net			1		(9)		-		-		11
Change in the fair value of equity securities			(3)		(36)		306		(172)		(57)
Core noninterest income	(d)		1,173		1,157		1,185		1,102		1,456
Core earnings before noninterest expense			14,926		14,757		15,399		15,993		17,418
Noninterest expense	(c)		10,160		10,254		10,906		11,303		11,554
Severance			-		(293)		-		-		-
Acquisition expense			-		-		(341)		(905)		-
Non-routine legal expense			(89)		-		-		-		-
Write down of other real estate owned			-		-		(567)		-		-
Core noninterest expense	(e)		10,071		9,961		9,998		10,398		11,554
Core earnings before income tax expense			4,855		4,796		5,401		5,595		5,864
Core income tax expense			981		825		1,053		1,094		1,161
Core earnings before income tax expense		$	3,874	$	3,971	$	4,348	$	4,501	$	4,703
Core basic earnings per share			0.40		0.42		0.46		0.47		0.47
Diluted earnings per share (GAAP)		$	0.39	$	0.41	$	0.34	$	0.40	$	0.48
Gain on sale of investment securities, net			-		-		-		-		(0.01)
Change in the fair value of equity securities			-		-		0.03		(0.01)		-
Severance			-		0.03		-		-		-
Acquisition expense			-		-		0.03		0.07		-
Write down of other real estate owned			-		-		0.05		-		-
Non-routine legal expense			0.01		-		-		-		-
Discrete tax benefit related to return-to-provision-adjustments			-		(0.03)		-		-		-
Core diluted earnings per share		$	0.40	$	0.41	$	0.45	$	0.46	$	0.47
Efficiency ratio	(c)/(a+b)		65.49%		65.72%		69.72%		68.76%		63.93%
Core efficiency ratio	(e)/(a+d)		65.00%		64.09%		62.52%		63.96%		64.96%
Core return on average assets			0.94%		0.92%		0.98%		0.98%		0.98%
Core return on average equity			8.85%		8.81%		9.55%		9.62%		9.35%
Total average assets		$	1,655,709	$	1,705,733	$	1,766,094	$	1,854,191	$	1,951,559
Total average stockholders' equity			175,801		178,735		180,682		189,822		203,911

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INCOME STATEMENT

(dollars in thousands, except share data)	December 31, 2015	2016	2017	2018	Q2 2019
INTEREST INCOME					
Interest and fees on loans	$ 35,076	$ 39,380	$ 47,863	$ 66,750	$ 20,233
Interest on investment securities	2,189	3,565	5,055	6,608	1,923
Other interest income	75	207	428	533	232
TOTAL INTEREST INCOME	37,340	43,152	53,346	73,891	22,388
INTEREST EXPENSE					
Interest on deposits	5,250	7,182	8,050	11,394	4,684
Interest on borrowings	632	1,231	2,779	5,127	1,373
TOTAL INTEREST EXPENSE	5,882	8,413	10,829	16,521	6,057
NET INTEREST INCOME	31,458	34,739	42,517	57,370	16,331
PROVISION FOR LOAN LOSSES	1,865	2,079	1,540	2,570	369
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	29,593	32,660	40,977	54,800	15,962
NON-INTEREST INCOME					
Service charges on deposit accounts	380	343	767	1,453	434
Gain on sale of investment securities, net	489	443	292	14	227
Gain on sale of assets, net	4,278	1,684	154	74	(11)
Servicing fees and fee income on serviced loans	2,543	2,087	1,482	963	150
Other operating income	654	911	1,120	1,814	942
TOTAL NON-INTEREST INCOME	8,344	5,468	3,815	4,318	1,742
INCOME BEFORE NON-INTEREST EXPENSE	37,937	38,128	44,792	59,118	17,704
NON-INTEREST EXPENSE					
Salaries and employee benefits	16,398	15,609	18,681	25,469	7,077
Impairment on investment in tax credit entity	54	11	-	-	-
Operating expenses	10,901	11,019	13,661	16,413	4,477
TOTAL NON-INTEREST EXPENSE	27,353	26,639	32,342	41,882	11,554
INCOME BEFORE INCOME TAX EXPENSE	10,584	11,489	12,450	17,236	6,150
INCOME TAX EXPENSE	3,511	3,609	4,248	3,630	1,216
NET INCOME	$ 7,073	$ 7,880	$ 8,202	$ 13,606	$ 4,934
Basic earnings per share	$ 0.98	$ 1.11	$ 0.96	$ 1.41	$ 0.49
Diluted earnings per share	$ 0.97	$ 1.10	$ 0.96	$ 1.39	$ 0.48

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